Exhibit 99.2

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Quarter Ended December 31, 2010

Sales	$127.2	$102.8	$49.2	$37.5	$(0.5)	$316.2

Depreciation and amortization	9.5	4.0	3.6	2.8	0.6	20.5
Cost of sales and selling and administative	127.7	87.1	50.9	33.1	17.3	316.1
Gain on sale or impairment of long lived assets	—	—	—	—	0.3	0.3
Other operating credits and charges, net	—	—	—	—	(2.7)	(2.7)

Total operating costs	137.2	91.1	54.5	35.9	15.5	334.2

(Loss) income from operations	(10.0)	11.7	(5.3)	1.6	(16.0)	(18.0)
Total non-operating expense					10.4	10.4
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(10.0)	11.7	(5.3)	1.6	(5.6)	(7.6)
Benefit for income taxes					(8.1)	(8.1)
Equity in loss of unconsolidated affiliates	2.6	—	0.2	0.1	—	2.9

Income (loss) from continuing operations	$(12.6)	$11.7	$(5.5)	$1.5	$2.5	$(2.4)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(12.6)	$11.7	$(5.5)	$1.5	$2.5	$(2.4)
Benefit for income taxes	—	—	—	—	(8.1)	(8.1)
Interest expense, net of capitalized interest	—	—	—	—	14.1	14.1
Depreciation and amortization	9.5	4.0	3.6	2.8	0.6	20.5

EBITDA from continuing operations	$(3.1)	$15.7	$(1.9)	$4.3	$9.1	$24.1

Stock based compensation expense	0.3	0.2	0.1	—	1.2	1.8
(Gain) loss on sale or impairment of long lived assets					0.3	0.3
Investment income					(4.3)	(4.3)
Realized gain on sale of ARS securities					(19.0)	(19.0)
Other operating credits and charges, net					(2.7)	(2.7)

Adjusted EBITDA from continuing operations	$(2.8)	$15.9	$(1.8)	$4.3	$(15.4)	$0.2

Quarter Ended December 31, 2009

Sales	$114.4	$87.3	$44.2	$31.1	$(0.4)	$276.6

Depreciation and amortization	8.9	4.4	3.0	2.7	0.8	19.8
Cost of sales and selling and administative	120.3	78.4	49.9	30.3	19.9	298.8
Gain on sale or impairment of long lived assets	—	—	—	—	(0.4)	(0.4)
Other operating credits and charges, net	—	—	—	—	8.9	8.9

Total operating costs	129.2	82.8	52.9	33.0	29.2	327.1

(Loss) income from operations	(14.8)	4.5	(8.7)	(1.9)	(29.6)	(50.5)
Total non-operating expense					(11.7)	(11.7)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(14.8)	4.5	(8.7)	(1.9)	(41.3)	(62.2)
Benefit for income taxes					(17.6)	(17.6)
Equity in loss of unconsolidated affiliates	1.9	—	0.4	(0.4)	—	1.9

Income (loss) from continuing operations	$(16.7)	$4.5	$(9.1)	$(1.5)	$(23.7)	$(46.5)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(16.7)	$4.5	$(9.1)	$(1.5)	$(23.7)	$(46.5)
Benefit for income taxes	—	—	—	—	(17.6)	(17.6)
Interest expense, net of capitalized interest	—	—	—	—	18.8	18.8
Depreciation and amortization	8.9	4.4	3.0	2.7	0.8	19.8

EBITDA from continuing operations	$(7.8)	$8.9	$(6.1)	$1.2	$(21.7)	$(25.5)

Stock based compensation expense	0.1	0.1	0.1	—	1.2	1.5
(Gain) loss on sale or impairment of long lived assets					(0.4)	(0.4)
Investment income					(6.6)	(6.6)
Realized gain on sale of ARS					(18.7)	(18.7)
Other than temporary asset impairment					0.2	0.2
Early debt extinguishment					21.1	21.1
Other operating credits and charges, net					8.9	8.9

Adjusted EBITDA from continuing operations	$(7.7)	$9.0	$(6.0)	$1.2	$(16.0)	$(19.5)

(Dollar amounts in millions)	OSB	Siding	EWP	Other	Corporate	Total
Year Ended December 31, 2010

Sales	$602.7	$427.8	$192.0	$167.6	$(6.5)	$1,383.6

Depreciation and amortization	37.4	18.1	13.1	11.1	2.3	82.0
Cost of sales and selling and administative	537.7	358.4	199.3	146.7	64.6	1,306.7
Gain on sale or impairment of long lived assets	—	—	—	—	2.4	2.4
Other operating credits and charges, net	—	—	—	—	0.1	0.1

Total operating costs	575.1	376.5	212.4	157.8	69.4	1,391.2

Income (loss) from operations	27.6	51.3	(20.4)	9.8	(75.9)	(7.6)

Total non-operating expense					(40.3)	(40.3)
Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	27.6	51.3	(20.4)	9.8	(116.2)	(47.9)
Benefit for income taxes					(22.1)	(22.1)
Equity in (income) loss of unconsolidated affiliates	1.8	—	0.9	3.7	—	6.4

Income (loss) from continuing operations	$25.8	$51.3	$(21.3)	$6.1	$(94.1)	$(32.2)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$25.8	$51.3	$(21.3)	$6.1	$(94.1)	$(32.2)
Benefit for income taxes	—	—	—	—	(22.1)	(22.1)
Interest expense, net of capitalized interest	—	—	—	—	63.9	63.9
Depreciation and amortization	37.4	18.1	13.1	11.1	2.3	82.0

EBITDA from continuing operations	$63.2	$69.4	$(8.2)	$17.2	$(50.0)	$91.6

Stock based compensation expense	1.0	0.6	0.6	—	6.6	8.8
(Gain) loss on sale or impairment of long lived assets					2.4	2.4
Other than temporary asset impairment					17.0	17.0
Investment income					(19.4)	(19.4)
Realized gain on sale of ARS					(19.0)	(19.0)
Other operating credits and charges, net					0.1	0.1

Adjusted EBITDA from continuing operations	$64.2	$70.0	$(7.6)	$17.2	$(62.3)	$81.5

Year Ended December 31, 2009

Sales	$408.8	$379.4	$157.7	$117.0	$(1.9)	$1,061.0

Depreciation and amortization	35.2	18.5	12.2	10.7	3.4	80.0
Cost of sales and selling and administative	430.6	331.6	177.7	104.1	71.2	1,115.2
Gain on sale or impairment of long lived assets	—	—	—	—	(2.5)	(2.5)
Other operating credits and charges, net	—	—	—	—	1.6	1.6

Total operating costs	465.8	350.1	189.9	114.8	73.7	1,194.3

Income (loss) from operations	(57.0)	29.3	(32.2)	2.2	(75.6)	(133.3)

Total non-operating expense					(36.2)	(36.2)

Income (loss) before income taxes and equity in earnings of unconsolidated affiliates	(57.0)	29.3	(32.2)	2.2	(111.8)	(169.5)
Benefit for income taxes					(63.4)	(63.4)
Equity in (income) loss of unconsolidated affiliates	8.1	—	0.9	1.4	—	10.4

Income (loss) from continuing operations	$(65.1)	$29.3	$(33.1)	$0.8	$(48.4)	$(116.5)

Reconciliation of loss from continuing operations to EBITDA from continuing operations
Income (loss) from continuing operations	$(65.1)	$29.3	$(33.1)	$0.8	$(48.4)	$(116.5)
Benefit for income taxes	—	—	—	—	(63.4)	(63.4)
Interest expense, net of capitalized interest	—	—	—	—	74.6	74.6
Depreciation and amortization	35.2	18.5	12.2	10.7	3.4	80.0

EBITDA from continuing operations	$(29.9)	$47.8	$(20.9)	$11.5	$(33.8)	$(25.3)

Stock based compensation expense	0.7	0.6	0.5	—	5.6	7.4
(Gain) loss on sale or impairment of long lived assets					(2.5)	(2.5)
Investment income					(29.0)	(29.0)
Realized gain on sale of ARS					(18.7)	(18.7)
Other than temporary asset impairment					2.0	2.0
Early debt extinguishment					20.7	20.7
Other operating credits and charges, net					1.6	1.6

Adjusted EBITDA from continuing operations	$(29.2)	$48.4	$(20.4)	$11.5	$(54.1)	$(43.8)